Exhibit 10.1

                           TITANIUM METALS CORPORATION

                              AMENDED AND RESTATED
                  1996 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

                 As Amended and Restated Effective May 23, 2006

     1. Purpose. The purpose of the Amended and Restated 1996 Non-Employee Director Compensation Plan is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Company to serve as members of the Company's Board of Directors.

     2. Definitions.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Cause" shall mean any misappropriation of the assets of the Company or any of its Subsidiaries resulting in material loss to such entity.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Company" shall mean Titanium Metals Corporation, a Delaware corporation.

          (e) "Director" shall mean any person serving as a member of the Board.

          (f) "Disability" shall mean the condition of a Grantee who is unable to engage in any substantial gainful activities by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

          (g) "Eligible Directors" shall mean those Directors eligible to participate in the Plan pursuant to Section 4.

          (h) "Fair Market Value" shall mean the last reported sale price of Stock on the New York Stock Exchange (or other exchange upon which the Stock is traded as of the date of determination).

          (i) "Grantee" shall mean an Eligible Director who has been granted an Option.

          (j) "Ineligible Directors" shall mean those Directors who are not Eligible Directors.

          (k) "Meeting Fees" shall mean the daily rate of $1,000 to be paid to each Eligible Director for such Eligible Director's attendance at a regular or special meeting of the Board or Board committee (in person or by telephone), or for performing other services at the request of the Board or Board committee (other than related to Board or Board committee meetings).

     Provided, that, the meeting fee is intended to be paid on a daily rate basis and not on a per meeting basis and covers any preparation time required for such meetings.

          (l) "Option" shall mean an option to purchase shares of Stock, granted pursuant to the Plan and subject to the terms and conditions described in the Plan. Options shall not be incentive stock options within the meaning of Code Section 422A.

          (m) "Optionee" shall mean a person who holds an Option.

          (n)  "Parent"  shall mean a  corporation  of the type  defined in Code
     Section 424(e).

          (o) "Plan" shall mean this Amended and Restated 1996 Non-Employee Director Compensation Plan, as it may be amended from time to time pursuant to Section 9.

          (p) "Retainer" shall mean an annual retainer paid in quarterly installments to Eligible Directors which shall be comprised of $20,000 in cash, plus a variable number of shares of Stock to be determined in accordance with the following schedule:

        RANGE OF CLOSING PRICE PER             NUMBER OF SHARES IN ANNUAL
        SHARE ON THE DATE OF GRANT               RETAINER STOCK GRANT

               Over $20                               500 shares
               $10 to $20                           1,000 shares
               $5 to $9.99                          1,500 shares
               Under $5                             2,000 shares


          For service on Board committees, Eligible Directors shall be paid an annual cash retainer in accordance with the following schedule, with each such retainer to be payable in quarterly installments on the same dates as the cash portion of the annual Retainer for Board service is paid:

        COMMITTEE OR POSITION                             ANNUAL RETAINER

      Audit Committee Member                                     $10,000
      Audit Committee Chairman or Financial Expert*              $10,000**
      Members of All Other Committees                             $2,000
--------

     * Provided, that if one person serves in both capacities only one such annual retainer shall be paid to that person.
     **   In addition to the audit committee member retainer.

          (q) "Stock" shall mean the Company's $.01 par value common stock.

          (r) "Subsidiary"  shall mean a corporation of the type defined in Code
     Section 424(f).

     3. Administration. The Plan shall be administered by the Board. The amount and nature of the awards to be granted under the Plan, including grants of Options, shall be automatic as described in Section 7. The Board, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions thereunder and to adopt and amend such rules and regulations for the administration of the Plan as they may deem desirable. Any interpretation, determination, or other action made or taken by the Board shall be final, binding, and conclusive. A majority of the total number of the Board members shall constitute a quorum for purposes of any action by the Board, and the vote of a majority of the Board present at a meeting of the Board at which a quorum is present shall be the act of the Board. Any action reduced to writing and signed by all of the members of the Board shall be as fully effective as if it had been taken by a vote at a meeting of the Board duly called and held. None of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options.

     4. Eligibility. All Directors of the Company shall be eligible to participate in the Plan unless they are employees of the Company or any Subsidiary or Parent of the Company.

     5. Shares Subject to the Plan

          (a) Class. The shares which are to be made the subject of awards granted under the Plan shall be the Company's authorized but unissued Stock. In connection with the issuance of Stock under the Plan, the Company may repurchase Stock in the open market or otherwise.

          (b) Aggregate Amount. The total number of shares of Stock as of the close of business on May 23, 2006 authorized under the Plan shall not exceed 379,020 (subject to adjustment under Section 10(c)). If any outstanding Option under the Plan expires or is terminated for any reason, then the Stock allocable to the unexercised portion of such Option shall not be charged against the limitation of this Section 5(b) and may again become the subject of an Option granted under the Plan.

     6. Retainer/Meeting Compensation.

          (a) Cash Portion of Retainer. The cash portion of the Board and committee Retainers shall be paid to each Eligible Director quarterly in advance on or around the first business day of each calendar quarter following the election or re-election of such Eligible Director by the stockholders at the annual meeting (or by the Board, in the case of a filled vacancy), and no payment of partial quarterly fees will be made or required for partial calendar quarters served by a new director and/or committee member before the next regular quarterly payment and no director and/or committee member who ceases to serve shall be required to reimburse the Company for the remainder of the calendar quarter following such termination of service.

          (b) Stock Portion of Retainer. Certificates representing the stock portion of the Retainer shall be delivered to each Eligible Director as soon as practicable following the election or re-election of such Eligible Director by the stockholders at the annual meeting. Such certificates shall be registered in the name of the Eligible Director, and all Stock so issued shall be fully paid and nonassessable. The Company shall pay any issuance or transfer taxes with respect to the issuance of Stock.

          (c) Meeting Fees/Daily Rate. Meeting Fees and the daily services rate shall be paid in cash on or as soon as practicable after any regular or special meeting attended, or performance of any other services for the Board or a committee of the Board, by an Eligible Director.

     7. Terms, Conditions and Form of Options. Each Option granted under the Plan shall be evidenced by a written agreement substantially in the form attached hereto or in such other form as the Board shall from time to time approve, which agreements shall be executed by a duly authorized officer of the Company and shall comply with and be subject to the following terms and conditions:

          (a) Option Grant Dates. Commencing in 1999, Options were granted automatically to each Eligible Director elected at the annual meeting of stockholders of the Company as of the date of such meeting. For any

     Eligible Director who was elected or appointed after the annual meeting of the stockholders of the Company in a given year, the Options were granted to such Eligible Director as of the date of his or her election or appointment. Commencing in 2003, no further Options shall be granted under this Plan; however, all previously granted Options shall remain issued, outstanding and exercisable in accordance with their respective terms.

          (b) Option Formula. Each Eligible Director received an Option to purchase a specified number of shares of Stock on the grant date of the Option without further action by the Board.

          (c) Period of Options. Options granted under the Plan vest and become exercisable on the first anniversary of grant date of the Option; and Options shall terminate and cease to be exercisable on the tenth anniversary of the grant date of the Option (subject to prior termination as provided in Sections 7(g) and (h) below).

          (d) Option Price. The exercise price of each Option was the Fair Market Value of a share of Stock on the date the Option was granted.

          (e) Exercise of Options. Vested and exercisable Options may be exercised (in full or in part) only by written notice of exercise delivered to the Company at its principal executive office accompanied either (i) by cash payment of the aggregate exercise price for all shares of Stock being acquired upon exercise of the Option ("Exercise for Cash"), or (ii) written direction to deliver the shares of Stock being acquired upon exercise of the Option to a registered broker dealer with instruction to sell such shares for the account of Optionee, and to remit to the Company out of such sale proceeds a cash payment equal to the aggregate exercise price for all shares of Stock being acquired upon exercise of the Option ("Cashless Exercise"). Such Option shall be deemed to have been exercised, with respect to an Exercise for Cash on the date both the notice and the cash payment have been received by the Company (with the proceeds per share being calculated as the difference between the Fair Market Value of the stock on the date of exercise and the exercise price of the Option). Such Option shall be deemed to have been exercised with respect to a Cashless Exercise on the sale date shown on the Grantee's brokerage confirmation or other confirmation of trade (with the proceeds per share being calculated as the difference between the sale price of the stock shown on the brokerage confirmation or other confirmation of trade and the exercise price of the Option).

          (f) Transferability. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution; provided, however, that the Board may determine to grant Options that are transferable, without payment of consideration, to immediate family members of the Grantee or to trusts or partnerships for such family members, and may amend outstanding Options to provide for such transferability. No interest of any Optionee in any Option shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Except as otherwise determined by the Board, during the lifetime of the Grantee, Options shall be exercisable only by the Grantee or the Grantee's guardian or legal representative.

          (g) Death or Disability of Grantee. If a Grantee dies or terminates performance of services as a Director because of Disability, any unvested and unexercisable Option granted to such Grantee shall immediately and fully vest. Such Option, together with any other vested and unexercisable Options granted to such Grantee, may be exercised, at any time, or from time to time, prior to the earlier of (i) the termination of such Option in accordance with Section 7(c), or (ii) one year after the date of Grantee's death or termination of services as a Director, at which date all then-outstanding and unexercised Options granted to such Grantee shall terminate. In the case of death, an Option may be exercised by the person or persons to whom the Optionee's rights under the Option pass by will or applicable law, or if no such person has such rights, by the Optionee's executors or administrators; provided that such person(s) consent in writing to abide by and be subject to the terms of the Plan and the Option and such writing is delivered to the Company.

          (h) Termination of Services as Director.

               (i) If a Grantee's performance of services for the Company and its Subsidiaries shall terminate for any reason other than death or Disability or termination of services as a Director for Cause, any unvested and unexercisable Option granted to such Grantee shall immediately and fully vest. Such Option, together with any other vested and exercisable Options granted to such Grantee, may be exercised, at any time, or from time to time, prior to the earlier of
          (i) the  termination of such Option in accordance with Section 7(c) or
          (ii) three months after the date of such Grantee's termination of services as a Director, at which date all then-outstanding and unexercised Options granted to such Grantee shall terminate.

               (ii) If a Grantee's performance of services as a Director is terminated for Cause, any unvested and unexercisable Option granted to such Grantee shall terminate as of the date of such termination of services. All Options previously granted to such Grantee which are, as of the date of such termination of services, vested and exercisable, may be exercised at any time, or from time to time, prior to the earlier  of (i) the  termination  of such  Option in  accordance  with
          Section 7(c) or (ii) one month after the date of such Grantee's termination of services as a Director, at which date all then-outstanding and unexercised Options granted to such Grantee shall terminate. For this purpose of the Plan and any Option agreement, such Grantee's service shall be deemed to have terminated on the earlier of
          (A) the date when the Grantee's service in fact terminated or (B) the date when such Grantee received written notice that his service is to terminate for Cause.

          (i) No Rights as Shareholder. No Optionee shall have any rights as a shareholder with respect to any Stock subject to an Option prior to the date of issuance to such Optionee of a certificate or certificates for such shares.

     8. Compliance With Other Laws and Regulations. The Plan, the grant and exercise of Options under the Plan, and the obligation of the Company to transfer shares under such Options shall be subject to all applicable federal and state laws, rules and regulations, including those related to disclosure of financial and other information to Optionees, and to any approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange on which the Stock may then be listed, where such listing is required under the rules or regulations of such exchange, and (b) the compliance with applicable federal and state securities laws and regulations relating to the issuance and delivery of such certificates; provided, however, that the Company shall make all reasonable efforts to so list such shares and to comply with such laws and regulations.

     9. Amendment and Discontinuance. The Board may from time to time amend, suspend or discontinue the Plan; provided, however, that, the Plan shall not be amended without the consent of the shareholders of the Company to the extent such consent is required under Rule 16b-3, Section 162(m) of the Code or any stock exchange or market quotation system on which the Stock is then listed or quoted. Except where approval of the Board is required by applicable law, the power of the Board to amend, suspend or discontinue the Plan shall be exercised by the Board.

     10. General Provisions.

          (a) Assignability. The rights and benefits under the Plan shall not be assignable or transferable by an Eligible Director other than by will or by the laws of descent and distribution, and, except for the Death Benefit described in Section 10(d) below. Except as otherwise determined by the Board, during the lifetime of the Grantee, Options granted under the Plan shall be exercisable only by the Grantee.

          (b) Termination of Plan. No Options may be granted under the Plan after May 18, 2006 (or if such date is not a business day, on the next succeeding business day). The Plan shall automatically terminate on the date all Options granted under the Plan have been exercised or have terminated or expired.

          (c) Adjustments in Event of Change in Stock. In the event of any change in the Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or of any similar change affecting the Stock, the number and class of shares subject to outstanding Options, the exercise price per share, and any other terms of the Plan or the Options which in the Board's sole discretion require adjustment shall be appropriately adjusted consistent with such change in such manner as the Board may deem appropriate.

          (d) Death Benefit. In the event that any Eligible Director's services should terminate because of death, the Company shall pay in cash to such Eligible Director's designated beneficiary or beneficiaries (or the Eligible Director's estate if no beneficiary is designated) an amount equal to the cash portion of the annual Board and any committee Retainers, whether or not the Eligible Director has received any of such Retainer in such year.

          (e) No Right to Continue as a Director. Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time, or at any particular rate of compensation.

          (f) ERISA. The Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974, and the provisions of Section 401(a) of the Code are not applicable to the Plan.

          (g) Non-Statutory Options. All Options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422A of the Code.

          (h) Effective Date of the Plan. The Plan originally took effect on May 18, 1996 (ten days following last adoption by the stockholders of the Company on May 8, 1996). The Plan was originally adopted by the Board on March 29, 1996, was subsequently amended by the Board on April 15, 1996, and was amended and restated by the Board on February 14, 1997, February 19, 1998, May 19, 1998, February 23, 1999, February 28, 2001, June 8, 2001,
     May 7, 2002, May 20, 2003,  October 1, 2004,  November 15, 2005 and May 23,
     2006. The Plan was originally adopted by the stockholders of the Company on March 29, 1996, and again on May 8, 1996 following the amendment of the Plan by the Board.

          (i) Effect of Amendment and Restatement of the Plan. This amended and restated version of the Plan shall amend and supersede in its entirety previous versions of the Plan, provided, however, that such amendment and restatement is not intended to affect the validity of any actions taken under previous versions of the Plan, as summarized on Exhibit A hereto.

          (j) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Colorado and construed accordingly.

          (k) Variation of Pronouns. All pronouns and any variations thereof contained herein shall be deemed to refer to masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

                                    EXHIBIT A
                       HISTORY OF PLAN ACTIONS/AMENDMENTS

------------------------------------------------------------------------------------------------------------------------------
                                        RETAINER                        MEETING FEES                         OPTIONS
                                                                  (In Person/By Telephone)

                                                                         Committee Meeting
                                Amount of                                            Non-Chair
                                  Cash/     # of Shares/   Board      Committee      Committee        Number @ Price/Term/
   DATE           ACTION        Date Paid    Date Paid    Meeting     Chair only       Member              Date Issued
------------------------------------------------------------------------------------------------------------------------------

3-29-96    Plan Adopted          $8,000/   $8,000 in      $1,000/                                    625 @ IPO price then at
           authorizing 62,500    IPO       shares           $350                                     FMV/ 5 years/ IPO
           shares               closing    (rounded to                                               Closing then 3rd
                                then 1st   next 100)/                                                business day after
                                business   IPO closing                                               earnings release
                                day of     then 1st
                                year       business day
                                           of year

------------------------------------------------------------------------------------------------------------------------------
4-15-96    Plan Amended                    400 shares/
                                           IPO closing
                                           then 1st
                                           business day
                                           of year

------------------------------------------------------------------------------------------------------------------------------
2-14-97    Plan Amended         $8,000/    400 shares/                                               1,500 @ FMV/
                                Annual     Annual Meeting                                            10 years/ 3rd business
                                Meeting                                                              day after earnings
                                                                                                     release

------------------------------------------------------------------------------------------------------------------------------
2-19-98    Plan Amended                                                                              1,500 @ FMV/
                                                                                                     10 years/
                                                                                                     Annual Meeting

------------------------------------------------------------------------------------------------------------------------------
5-19-98    Plan Amended         $15,000/   500 shares/                 $2,000/          $1,000/
                                Annual     Annual Meeting                $700             $350
                                Meeting

------------------------------------------------------------------------------------------------------------------------------
2-23-99    Plan Amended                                                                              5,000 @ FMV/
                                                                                                     10 years/
                                                                                                     Annual Meeting
------------------------------------------------------------------------------------------------------------------------------
2-28-01    Plan Amended to                 1,000 shares/
           Authorize 200,000               Annual Meeting
           Additional shares

------------------------------------------------------------------------------------------------------------------------------
6-8-01     Plan Amended to
           provide awards to
           Directors elected
           or appointed after
           annual meeting of
           stockholders

------------------------------------------------------------------------------------------------------------------------------
5-7-02     Plan Amended to
           clarify date of option
           exercise and
           calculation of option
           exercise proceeds.

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                         RETAINER                          MEETING FEES/ DAILY  DEATH BENEFIT
                                                                                                  RATE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             For meetings
                                                                                         attended in person or
                                  Retainer:                                              by phone; or rate for
                                  Amount of     Price of Stock/# of                       performing services
                                    Cash/             Shares/             Committee          at the request
  DATE            ACTION          Date Paid          Date Paid             Retainer          of the Board
--------------------------------------------------------------------------------------------------------------------------------

5-20-03       Plan amended to     $20,000,     Over $20 = 500 shares    $2,000, payable         $1,000         Equal to Annual
               increase cash       payable       $10 to $20 = 1,000        quarterly                            Cash Board and
                retainer to       quarterly            shares                                                    Committee(s)
              $20,000, modify                   $5 to $9.99 = 1,500                                                Retainer
                formula for                            shares
              retainer Stock                  Under $5 = 2,000 shares
             grant, add annual
             Committee retainer,                 Granted on date of
                modify meeting                     Annual Meeting
                fee/daily rate
             formula, and delete
             annual option award
--------------------------------------------------------------------------------------------------------------------------------
10-1-04       Plan amended to                                           $2,000 for all
              increase audit                                              committees
             committee annual                                            except audit;
            retainer to $5,000                                         $5,000 for audit
             and to add annual                                           committee; an
             cash retainer of                                             additional
              $5,000 for the                                            $5,000 for the
              audit committee                                           audit committee
             financial expert                                              financial
                                                                         expert; each
                                                                          payable in
                                                                           quarterly
                                                                         installments
--------------------------------------------------------------------------------------------------------------------------------
11-15-05      Plan amended to
                change plan
              administration
               function from
                "Ineligible
            Directors" to Board
--------------------------------------------------------------------------------------------------------------------------------
05-23-06      Plan amended to                                           $2,000 for all
            increase committee                                            committees
             retainers paid to                                           except audit;
              audit committee                                             $10,000 for
              members, audit                                           audit committee;
            committee chairman                                           an additional
                 and audit                                              $10,000 for the
                 committee                                              audit committee
             financial expert                                             chairman or
                                                                       financial expert
                                                                        (provided, that
                                                                         if one person
                                                                        serves in both
                                                                        capacities only
                                                                        one such annual
                                                                        retainer shall
                                                                        be paid to that
                                                                         person); each
                                                                          payable in
                                                                           quarterly
                                                                         installments
--------------------------------------------------------------------------------------------------------------------------------